Summary Prospectus	May 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus.

Global Energy Fund

Investment Objective
The Global Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Energy Fund:

Shareholder Fees(fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) ( plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.75%
Distribution (12b-1) Fees:		None
Other Expenses:		0.60%
Shareholder servicing plan fees	0.24%
All Other Expenses	0.36%
Total Annual Fund Operating Expenses:		1.35%

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee, and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Global Energy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.02% of the average value of its portfolio.

Principal Investment Strategies
The Global Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Advisor believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The Fund will invest in securities of companies without regard to market capitalization and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.  The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in the Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	Prices of energy (oil, gas, electricity) or alternative energy supplies decline, which would likely have a negative affect on the Fund’s holdings;
•
The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors;

•	The currencies in which the Fund’s foreign investments are denominated decline in value against the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks market due to lower liquidity and higher volatility;
•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Global Energy Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as energy sector index that, more closely resembles the investments of the Fund.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 32.52% (for the quarter ended June 30, 2009).  The worst performance was -34.08% (for the quarter ended September 30, 2008).

Average Annual Total Returns as of 12/31/12	One Year	Five Years	Since Inception (6/30/2004)
Global Energy Fund:
Return Before Taxes	3.46%	-2.52%	12.16%
Return After Taxes on Distributions(1)	3.20%	-2.72%	11.63%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.58%	-2.17%	10.77%
MSCI World Energy Index	2.54%	-1.63%	9.52%
S&P 500 Index	15.99%	1.66%	4.81%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Timothy W.N. Guinness, Chief Investment Officer, has been a lead manager of the Fund since the Fund’s inception in 2004. Will Riley, has been lead manager of the Fund since April 2013 and co-manager (May 2010 – April 2013).  Dr. Ian Mortimer is the co-manager of the Fund since May 2010.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness Atkinson™ Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.